UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Archer Aviation Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ARCHER

UNLOCK THE SKIES™

Notice of Special Meeting of Stockholders and Proxy Statement

November 14 , 2024

To Our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Archer Aviation Inc. (the “Company,” “we” or “us”), which will be held virtually at www.virtualshareholdermeeting.com/ACHR2024SM on Friday, December 20, 2024, 12:00 p.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only and you will not be able to attend in person. We believe that a virtual stockholder meeting provides greater access to those who wish to attend, lowers costs, and aligns with our broader sustainability goals and therefore we have chosen this format over an in-person meeting.

The matters expected to be acted upon at the Special Meeting are described in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and Proxy Statement (the “Proxy Statement”). The Special Meeting materials include the Notice, Proxy Statement and proxy card. Please see the section called “Who can attend the Special Meeting?” on page 6 of the Proxy Statement for more information about how to attend the Special Meeting online.

Your vote is important. Whether or not you plan to attend the Special Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Special Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Special Meeting virtually or to vote your shares virtually during the Special Meeting. Thank you for your support.

Sincerely,

ADAM GOLDSTEIN
Founder & Chief Executive Officer

IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED. PLEASE NOTE THAT ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE ONLINE DURING THE SPECIAL MEETING, EVEN IF THE STOCKHOLDER HAS ALREADY RETURNED A PROXY CARD OR VOTING INSTRUCTION CARD. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

ARCHER AVIATION INC.
190 W. Tasman Drive
San Jose, California 95134
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, DECEMBER 20, 2024

The Special Meeting of Stockholders (the “Special Meeting”) of Archer Aviation Inc., a Delaware corporation (the “Company,” “we”, “our” or “us”), will be held virtually on Friday, December 20, 2024, 12:00 p.m. Pacific Time. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACHR2024SM and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Special Meeting will be held for the following purposes:

1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated as of September 16, 2021 (the “Amended and Restated Certificate of Incorporation”), to increase the number of authorized shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) available for issuance from 700,000,000 to 1,400,000,000 (such proposal, the “Authorized Share Proposal”);

2.
To approve the issuance of 2,982,089 shares of Class A Common Stock (the “Stellantis Subscription Shares”) to Stellantis N.V. (“Stellantis”) pursuant to that certain Subscription Agreement, dated as of August 8, 2024, by and between the Company and Stellantis (the “Stellantis Subscription Agreement”) and the issuance of Class A Common Stock pursuant to the Stellantis Forward Issuance Agreement (as defined below), and the Stellantis Warrants (as defined below) in accordance with the listing rules of the New York Stock Exchange (the “NYSE”) (such proposal, the "Stellantis Share Issuance Proposal”);

3.
To approve an amendment to the Amended and Restated Certificate of Incorporation to add certain foreign ownership limitations to establish restrictions imposed by federal law related to U.S. air carriers (such proposal, the “U.S. Air Carrier Ownership Amendment Proposal”);

4.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Share Proposal, the Stellantis Share Issuance Proposal or the U.S. Air Carrier Ownership Amendment Proposal (such proposal, the “Adjournment Proposal”); and

5.	To transact such other business as may properly come before the Special Meeting or any continuation, postponement, or adjournment of the Special Meeting.

Holders of record of our Class A Common Stock and our Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), as of the close of business on October 30, 2024 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement, or adjournment of the Special Meeting. Each share of Class A Common Stock that you own represents one vote and each share of Class B Common Stock that you own represents ten votes. For questions regarding your stock ownership, you should contact your broker or, alternatively, if you do not hold shares through a broker, you may contact us at legal@archer.com, or our transfer agent, Continental Stock Transfer & Trust Company, through its website at https://continentalstock.com, by phone at (212) 509-4000, or by e-mail at cstmail@continentalstock.com. For ten days prior to the Special Meeting, a complete list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relating to the Special Meeting during ordinary business hours at our headquarters, at 190 W. Tasman Drive, San Jose, California 95134. The Special Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Special Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials, or by signing, dating and mailing the enclosed proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

This Notice of the Special Meeting, Proxy Statement, and form of proxy will be mailed on or about November 15 , 2024 to all stockholders of record entitled to vote at the Special Meeting.

By Order of the Board of Directors:

ERIC LENTELL
General Counsel and Secretary

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the present tense. These statements include, but are not limited to, statements regarding the Special Meeting, the proposals contained herein, and our expectations regarding the contract manufacturing relationship with Stellantis described herein and the execution of definitive agreements related thereto. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, develop, certify, manufacture and commercialize our aircraft and urban air mobility (“UAM”) ecosystem; our dependence on a limited number of customers for our current aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that customers may not proceed with those orders; our ability to generate the anticipated revenue from potential customer purchases; our ability to maintain an effective system of internal control; the effectiveness of our marketing and growth strategies, including our ability to effectively market electric air transportation as a substitute for conventional methods of transportation; our ability to compete in the UAM and electric vertical takeoff and landing ("eVTOL") aircraft industries; our ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; our ability to achieve our business milestones and launch products and services on anticipated timelines; our dependence on suppliers for the parts and components in our aircraft; our ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of our control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; our ability to hire, train and retain qualified personnel; risks related to our UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on our workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in our industry; the impact of macroeconomic conditions, inflation, interest rates, uncertainty around the upcoming election, war and geopolitical conflicts, natural disasters, infectious disease outbreaks and pandemics; our need for and the availability of additional capital; and cybersecurity risks. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties .

Additional risks and uncertainties that could affect our financial results and business are more fully detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2023, and other SEC filings, which are available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Proposals

At the Special Meeting, our stockholders will be asked:

1.
To approve an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock available for issuance from 700,000,000 to 1,400,000,000 (such proposal, the “Authorized Share Proposal”);

2.
To approve the issuance of 2,982,089 shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement and the issuance of Class A Common Stock pursuant to the Stellantis Forward Issuance Agreement (as defined below), and the Stellantis Warrants (as defined below), in accordance with the listing rules of the New York Stock Exchange (the “NYSE”) (such proposal, the “Stellantis Share Issuance Proposal”);

3.
To approve an amendment to the Amended and Restated Certificate of Incorporation to add certain foreign ownership limitations to establish restrictions imposed by federal law related to U.S. air carriers (such proposal, the “U.S. Air Carrier Ownership Amendment Proposal”);

4.
To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Share Proposal, the Stellantis Share Issuance Proposal or the U.S. Air Carrier Ownership Amendment Proposal (such proposal, the “Adjournment Proposal”); and

5.	To transact such other business as may properly come before the Special Meeting or any continuation, postponement, or adjournment of the Special Meeting.

Recommendations of the Board

The Board of Directors of the Company (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares will be voted on your behalf as you direct. If not otherwise specified, the shares represented by the proxies will be voted, and the Board recommends that you vote:

●
FOR the approval of the amendment to the Amendment and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock, as described in Proposal No. 1 of the Proxy Statement.

●
FOR the approval of the issuance of Class A Common Stock pursuant to the Stellantis Subscription Agreement and the issuance of Class A Common Stock pursuant to the Stellantis Forward Issuance Agreement, and the Stellantis Warrants, as described in Proposal No. 2. of the Proxy Statement.

●
FOR the approval of the amendment to the Amended and Restated Certificate of Incorporation to add certain foreign ownership limitations to establish restrictions imposed by federal law related to U.S. air carriers, as described in Proposal No. 3 of the Proxy Statement.

●
FOR the approval of the adjournment of the Special Meeting to a later date or date, if necessary or appropriate, to permit further solicitation and vote of proxies, as described in Proposal No. 4 of the Proxy Statement.

We know of no other business to be presented at the Special Meeting. If any other matter properly comes before the stockholders for a vote at the Special Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement. You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Voting Instructions. Instructions regarding how you can vote are contained on the proxy card or on the instructions that accompanied your proxy materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

ARCHER AVIATION INC.
190 W. Tasman Drive
San Jose, California 95134

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Archer Aviation Inc., a Delaware corporation (the “Company,” “we” or “us”), of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held virtually on Friday, December 20,  2024, 12:00 p.m. Pacific Time, and at any continuation, postponement, or adjournment of the Special Meeting. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACHR2024SM and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and our Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with our Class A Common Stock, the “Common Stock”), as of the close of business on October 30, 2024 (the “Record Date”), will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement, or adjournment of the Special Meeting. As of the Record Date, there were 389,065,081 shares of Class A Common Stock and 36,110,992 shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to ten votes on any matter presented to stockholders at the Special Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters presented to stockholders at the Special Meeting.

These proxy solicitation materials will be mailed on or about November 15 , 2024 to all stockholders of record entitled to vote at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Special Meeting?

The Record Date for the Special Meeting is October 30, 2024. You are entitled to vote at the Special Meeting only if you were a stockholder of record of Class A Common Stock or Class B Common Stock at the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. Each outstanding share of our Class A Common Stock is entitled to one vote and each outstanding share of our Class B Common Stock is entitled to ten votes on all matters presented at the Special Meeting. The holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters presented to stockholders at the Special Meeting. At the close of business on the Record Date, there were 389,065,081 shares of Class A Common Stock and 36,110,992 shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting, representing approximately 51.9% and 48.1% of the total voting power of our Common Stock, respectively.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a broker, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or broker, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or broker how to vote your shares, and the bank or broker is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online at the Special Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Special Meeting?

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, online or by proxy, of the holders of a majority of the voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Special Meeting?

You may attend the Special Meeting online only if you are a Company stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. You may attend and participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/ACHR2024SM. To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. The meeting webcast will begin promptly at 12:00 p.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Special Meeting?

If a quorum is not present at the scheduled time of the Special Meeting, the Chair of the Special Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed return envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

●	by Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card or on the instructions that accompanied your proxy materials;

●	by Telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

●	by Mail – You can vote by mail by signing, dating and mailing the proxy card; or

●
Electronically at the Special Meeting – If you attend the meeting online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time, on December 19, 2024. To participate in the Special Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Special Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Special Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote by:

●	submitting a duly executed proxy bearing a later date;

●	granting a subsequent proxy through the Internet or telephone;

●	giving written notice of revocation to the Secretary of the Company prior to or at the Special Meeting; or

●	voting online at the Special Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to our Secretary before your proxy is voted, or you vote online at the Special Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Special Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 3 of this Proxy Statement, along with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Special Meeting?

According to our Amended and Restated Bylaws, no business may be transacted at the Special Meeting other than the business specified in the notice of the Special Meeting.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ACHR2024SM. You also will be able to vote your shares electronically at the Special Meeting by following the instructions above.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ACHR2024SM.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Abstentions and Broker Non-Votes
Proposal 1: To approve an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock available for issuance from 700,000,000 to 1,400,000,000 (the “Authorized Share Proposal”).
	The affirmative vote of a majority of the voting power of the issued and outstanding shares of Common Stock, voting together as a single class.	Abstentions and broker non-votes have the effect of a vote AGAINST the proposal.

Proposal 2: To approve the issuance of 2,982,089 shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement and the issuance of shares of Class A Common Stock pursuant to the Stellantis Forward Issuance Agreement, and the Stellantis Warrants, in accordance with the listing rules of the NYSE (such proposal, the “Stellantis Share Issuance Proposal”).
	The affirmative vote of a majority of the voting power of the votes cast.	Abstentions and broker non-votes will have no effect on the proposal.

Proposal 3: To approve an amendment to the Amended and Restated Certificate of Incorporation to add certain foreign ownership limitations to establish restrictions imposed by federal law related to U.S. air carriers (such proposal, the “U.S. Air Carrier Ownership Amendment Proposal”).
	The affirmative vote of a majority of the voting power of the issued and outstanding shares of Common Stock, voting together as a single class.	Abstentions and broker non-votes have the effect of a vote AGAINST the proposal.

Proposal 4: To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Share Proposal, the Stellantis Share Issuance Proposal or the U.S. Air Carrier Ownership Amendment Proposal (such proposal, the “Adjournment Proposal”).
	The affirmative vote of a majority of the voting power of the votes cast.	Abstentions and broker non-votes will have no effect on the proposal.

What is an “abstention” and how will abstentions be treated?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum and have the same effect as a vote against each of the Authorized Share Proposal and the U.S. Air Carrier Ownership Amendment Proposal, and have no effect on the Stellantis Share Issuance Proposal and the Adjournment Proposal.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Each of the Authorized Share Proposal, the Stellantis Share Issuance Proposal, the U.S. Air Carrier Ownership Amendment Proposal and the Adjournment Proposal are considered non-routine matters. Broker non-votes count for purposes of determining whether a quorum is present. With respect to each of the Authorized Share Proposal and the U.S. Air Carrier Ownership Amendment Proposal, broker non-votes have the same effect as a vote against the proposal. With respect to the Stellantis Share Issuance Proposal and the Adjournment Proposal, broker non-votes have no effect on the proposal.

Where can I find the voting results of the Special Meeting?

We plan to announce preliminary voting results at the Special Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Special Meeting.

PROPOSAL 1:
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE
COMPANY’S CLASS A COMMON STOCK AVAILABLE FOR ISSUANCE FROM 700,000,000 TO
1,400,000,000
We are seeking stockholder approval to amend the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock available for issuance from 700,000,000 to 1,400,000,000. On October 24, 2024, the Board approved the Authorized Share Proposal and the form of the amendment to our Amended and Restated Certificate of Incorporation implementing the Authorized Share Proposal (the “Authorized Share Amendment”) and the U.S. Air Carrier Ownership Amendment as set forth in Appendix A and declared such amendments to be advisable and in the best interests of us and our stockholders.

Reasons for the Request for Shareholder Approval

The purpose of the Authorized Increase Proposal is so that we will have shares of our Class A Common Stock available to provide appropriate flexibility to issue shares of our Class A Common Stock for future corporate needs.  The newly authorized shares of Class A Common Stock would be issuable for any proper corporate purpose, including future capital raising transactions of equity or convertible debt securities, issuance under current or future equity compensation plans or employee stock plans, future acquisitions, investment opportunities, stock splits, stock dividends, or for other corporate purposes. The Company currently has no specific plans, arrangements, or understandings to issue any of the newly authorized shares other than the issuances to Stellantis or its affiliates as described in Proposal 2.  Under our Amended and Restated Certificate of Incorporation, we are currently authorized to issue up to 700,000,000 shares of Class A Common Stock.

At the close of business on the Record Date, there were 389,065,081 shares of Class A Common Stock and 36,110,992 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) issued and outstanding. In addition, as of the Record Date, there were (A) outstanding stock options and performance stock units (“PSUs”) settleable for a total of 17,035,226 shares of Class B Common Stock under our Amended and Restated 2019 Stock Plan; (B) (i) outstanding restricted stock units and PSUs settleable for a total of 20,299,118 shares of Class A Common Stock under our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) and (ii) 34,756,649 shares of Class A Common Stock reserved for future issuance under the 2021 Plan; (C) 9,044,634 shares of Class A Common Stock reserved for future issuance under our 2021 Employee Stock Purchase Plan; (D) outstanding warrants to purchase 54,908,503 shares of Class A Common Stock; and (E) 2,982,089 shares of Class A Common Stock reserved for issuance pursuant to the Stellantis Subscription Agreement. Further, we expect shares of our Class B Common Stock will represent less than 10.0% of all outstanding shares of our common stock during the year ending December 31, 2024 and, as such, pursuant to the terms of our Amended and Restated Certificate of Incorporation, we anticipate each outstanding share of Class B Common Stock will be automatically converted into a share of Class A Common Stock on December 31, 2024. Therefore, as of the Record Date, assuming the conversion of all shares of Class B Common Stock into shares of Class A Common Stock, and excluding (i) $14,046,116.92 aggregate shares of Class A Common Stock issuable pursuant to our Controlled Equity OfferingSM Sales Agreement with Cantor Fitzgerald & Co., as the sales agent and (ii) $19,700,002.90 aggregate shares of Class A Common Stock reserved for issuance to certain of our vendors in satisfaction of payment for services provided by such vendors, we have a balance of 135,797,708 shares of Class A Common Stock available for issuance and if the Authorized Share Proposal is approved, we will have a balance of 835,797,708 shares of Class A Common Stock available for issuance.

Possible Effects of the Authorized Share Amendment

The newly authorized shares of Class A Common Stock will have all the powers, preferences, and rights of the shares of Class A Common Stock presently authorized. The Authorized Share Amendment will not affect the rights of current holders of Class A Common Stock or Class B Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares. Therefore, approval of the Authorized Share Amendment and any subsequent issuance of additional shares of Class A Common Stock would not affect a current common stockholder’s rights as a stockholder, except for any dilutive effects of a potential increase in the number of outstanding shares of Class A Common Stock to, among other things, earnings per share, book value per share and the voting power of current holders of our Common Stock. The Authorized Share Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders until additional shares are issued.

As is true for shares of our Class A Common Stock presently authorized but unissued, the future issuance of Class A Common Stock authorized by the Authorized Share Amendment may, among other things, decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of our Class A Common Stock.

Potential Anti-takeover Effects of the Authorized Share Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The increase in the number of shares of our Class A Common Stock available for issuance could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. It could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares of Class A Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares of Class A Common Stock so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares of Class A Common Stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The increase in the number of authorized shares of Class A Common Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Authorized Share Amendment may limit the opportunity for our stockholders to dispose of their shares of Class A Common Stock at the higher price generally available in takeover attempts or that may be available under a merger proposal.

We have not proposed the increase in the number of authorized shares of Class A Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but we would be able to use the additional shares, to the extent they remain unissued, to oppose a hostile takeover attempt or delay or prevent changes in our control or our management. Although the Authorized Share Amendment has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Share Amendment could facilitate future attempts by us to oppose changes in our control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares of Class A Common Stock over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the Class A Common Stock.

Consequences if Stockholder Approval for the Authorized Share Proposal Is Not Obtained

If stockholder approval for the Authorized Share Proposal is not obtained, we will not be able to file the Authorized Share Amendment to effect the increase of our authorized shares of Class A Common Stock from 700,000,000 to 1,400,000,000, and our limited number of authorized shares of Class A Common Stock that are neither outstanding nor reserved for issuance could adversely affect our ability to raise capital through equity financings or engage in acquisitions or other transactions.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Authorized Share Proposal except to the extent of their ownership of shares of our Common Stock.
Vote required

The Authorized Share Proposal requires the affirmative “FOR” vote of a majority of the voting power of all of the outstanding Class A Common Stock and Class B Common Stock entitled to vote, voting together as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL.

PROPOSAL 2:
APPROVAL OF ISSUANCE OF CLASS A COMMON STOCK PURSUANT TO STELLANTIS
SUBSCRIPTION AGREEMENT, STELLANTIS FORWARD ISSUANCE AGREEMENT,
AND THE STELLANTIS WARRANTS
We are seeking stockholder approval to issue shares of Class A Common Stock to Stellantis and its affiliates pursuant to the Stellantis Subscription Agreement, the Stellantis Forward Issuance Agreement, and the Stellantis Warrants in accordance with the listing rules of the NYSE.

Background and Reasons for the Request for Shareholder Approval

On August 8, 2024, we entered into the Stellantis Subscription Agreement with Stellantis pursuant to which we agreed to sell and issue to Stellantis in a private placement an aggregate of 2,982,089 shares of our Class A Common Stock at a purchase price of $3.35 per share. The issuance of the shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement was conditioned upon stockholder approval of such issuance. We intend to use the net proceeds from the issuance of shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement for working capital and general corporate purposes, including our continued development of our aircraft and related technology, the build out of our manufacturing and test facilities and planned operational infrastructure. We currently intend to issue the shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement on or about January 6, 2025 if the Stellantis Share Issuance Proposal is adopted.

On August 8, 2024, we also announced that we had reached an agreement in principle on the key terms of our planned contract manufacturing relationship with Stellantis and we entered into a Memorandum of Understanding effective November 1, 2024 with FCA US LLC, a wholly-owned subsidiary of Stellantis (“FCA”), containing more detailed terms regarding the Company’s planned contract manufacturing relationship with Stellantis (the “MOU”). Pursuant to the MOU, a newly formed subsidiary of Stellantis (“Stellantis Newco”) intends to commit up to approximately $400.0 million to help scale the manufacturing of our Midnight aircraft up to 650 aircraft annually by 2030, including approximately $372.0 million in manufacturing labor and up to approximately $20.0 million in initial incremental manufacturing capital expenditures. Pursuant to the MOU, we intend to enter into a forward issuance agreement (the “Stellantis Forward Issuance Agreement”) pursuant to which we plan to issue to Stellantis Newco shares of Class A Common Stock from time to time (i.e., quarterly and/or annually) with the number of such shares of Class A Common Stock to be based on the labor, capital expenditures and certain other costs incurred by Stellantis in connection with the contract manufacturing relationship in such applicable period divided by 90% of the volume weighted average price ("VWAP") of the Class A Common Stock over the applicable period. We also intend to enter into a performance warrant (the “Stellantis Manufacturing Performance Warrant Agreement”), pursuant to which Stellantis Newco would be entitled to purchase up to 10,494,377 shares of Class A Common Stock at an exercise price of $0.01 per share (the “Stellantis Manufacturing Performance Warrant”). The Stellantis Manufacturing Performance Warrant would become vested and exercisable in tranches upon the achievement of various contract manufacturing related performance based milestones pursuant to the planned contract manufacturing relationship with Stellantis. The MOU also provides that we may enter into two additional warrants with Stellantis if the parties are able to reach a definitive agreement on the terms of certain additional strategic agreements related to the strategic relationship between the parties pursuant to which, if such warrants are issued, Stellantis would be entitled to purchase up to an additional 5,000,000 shares of Class A Common Stock at an exercise price of $0.01 per share (the “Potential Additional Stellantis Warrants", and collectively referred to herein with the Stellantis Manufacturing Performance Warrant as the “Stellantis Warrants”). The number of shares of Class A Common Stock for which each of the Stellantis Warrants is exercisable, as well as the exercise price, may be adjusted upon certain qualifying events including but not limited to a merger, sales of assets, reclassification or recapitalization.

In connection with the Forward Issuance Agreement, we intend to enter into a registration rights agreement with Stellantis Newco pursuant to which we will grant Stellantis Newco certain demand, piggyback and resale shelf registration rights with respect to the shares of Class A Common Stock issuable pursuant to the Forward Issuance Agreement and the shares of Class A Common Stock issuable upon exercise of the Stellantis Warrants.

Our Board determined that the terms outlined in the MOU, including the issuance of shares of Class A Common Stock pursuant to the Stellantis Forward Issuance Agreement and the Stellantis Warrants, are in the best interests of Archer and its stockholders, as it will enable Archer to leverage Stellantis’ advanced manufacturing technology and expertise, experienced personnel and capital to help Archer scale the manufacturing of its eVTOL aircraft.

Reasons for Seeking Stockholder Approval

Because our Class A Common Stock is listed on the NYSE, we are subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, subject to certain exceptions, in which:

(a)
the common stock or securities convertible into or exercisable for common stock are issued to a director, officer, a controlling shareholder or member of a control group or any other substantial security holder of the company that has an affiliated person who is an officer or director of the Company (each an “Active Related Party”) if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either (i) one percent of the number of shares of common stock or (ii) one percent of the voting power outstanding before the issuance (the “NYSE Active Related Party Cap”);

(b)
(i) the common stock to be issued has (or will have upon issuance) voting power equal to or in excess of (i) 20% of the company’s outstanding voting power, or (ii) the number of shares of common stock to be issued is (or will be upon issuance) equal to or greater than 20% of the company’s outstanding common stock, in each case determined before such issuance (the “NYSE 20% Cap”); or

(c)	the issuance will result in a change of control of the company (the “NYSE Change of Control Provision”).

The approval of the Company’s stockholders is required because, Stellantis and Stellantis Newco each may be deemed to be an Active Related Party and the shares of Class A Common Stock to be issued to Stellantis pursuant to the Stellantis Subscription Agreement and to Stellantis Newco under the Stellantis Forward Issuance Agreement and the Stellantis Warrants may exceed both the NYSE Active Related Party Cap and the NYSE 20% Cap. In addition, although the NYSE rules does not define “change of control,” the issuance of the shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement, the Stellantis Forward Issuance Agreement and the Stellantis Warrants may be deemed to trigger the NYSE Change of Control Provision.

Accordingly, the Board is seeking the approval of the Stellantis Share Issuance Proposal to authorize the issuance of the shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement, the Stellantis Forward Issuance Agreement and the Stellantis Warrants.

Impact of Issuance of Shares to Stellantis and Its Affiliates on Existing Stockholders

If the Stellantis Share Issuance Proposal is adopted, the issuance of the shares of Class A Common Stock pursuant to the Stellantis Subscription Agreement, the Stellantis Forward Issuance Agreement and the Stellantis Warrants would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The exact impact of such dilution is not calculable at this time, as vesting under the Stellantis Manufacturing Performance Warrant Agreement and the issuance of the Potential Additional Stellantis Warrants is contingent on the satisfaction of certain performance milestones and number of shares of Class A Common Stock to be issued pursuant to the Stellantis Forward Issuance Agreement will be determined based on the amount of labor and capital expenditures related to our manufacturing operations actually provided by Stellantis and its affiliates through 2030 and the future price of our Class A Common Stock.

Interests of Directors and Executive Officers

In accordance with the Forward Purchase Agreement, dated January 3, 2023, by and between us and Stellantis (the “2023 Forward Purchase Agreement”), from and after the date of the 2023 Forward Purchase Agreement, Stellantis maintains the right to nominate one individual for election to our Board as a Class II director through the date of our annual meeting of stockholders to occur in 2026 (which initial designee was Barbara Pilarski, who currently serves as a Class II director on the Board and who was nominated by our Board for election at our 2023 annual meeting of stockholders) and, so long as Stellantis or its affiliates beneficially own shares of Class A common stock equal to at least 12.5% of our outstanding shares of Class A Common Stock, Stellantis will have the right to continue to nominate one individual for election to the Board as a Class II director at our annual meeting of stockholders to occur in 2026 through the date of our annual meeting of stockholders in 2029. We expect that in connection with the definitive documentation related to the planned contract manufacturing relationship with Stellantis, Stellantis and/or its affiliates will be granted the right, so long as Stellantis or its affiliates beneficially own shares of Class A Common Stock equal to at least 12.5% of our outstanding shares of Class A Common Stock, to continue to nominate an individual for election to the Board at our annual meeting of stockholders to occur in 2029 through the date of our annual meeting of stockholders in 2032.
Vote Required

The Stellantis Share Issuance Proposal requires the affirmative “FOR” vote of a majority of the voting power of the votes cast by holders of Class A Common Stock and Class B Common Stock, voting together as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have no effect on the vote of the Stellantis Share Issuance Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE STELLANTIS SHARE ISSUANCE PROPOSAL.

PROPOSAL 3:
APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO ADD CERTAIN FOREIGN OWNERSHIP LIMITATIONS IMPOSED BY FEDERAL LAW RELATED TO
U.S. AIR CARRIERS
We are seeking stockholder approval to amend the Amended and Restated Certificate of Incorporation to add certain foreign ownership limitations imposed by federal law related to U.S. air carriers. On October 24, 2024, the Board approved the U.S. Air Carrier Ownership Amendment Proposal and the form of the amendment to our Amended and Restated Certificate of Incorporation implementing the Foreign Ownership Amendment Proposal (the “U.S. Air Carrier Amendment”) and the Authorized Share Proposal as set forth in Appendix A and declared such amendments to be advisable and in the best interests of us and our stockholders.

Background and Reasons for Foreign Ownership Limitation Amendment

Restrictions imposed by federal law currently require that no more than 25% of the voting power of our voting stock be voted, directly or indirectly, by persons who are not citizens of the United States (as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time) (“Non U.S. Citizens”). The U.S. Air Carrier Amendment provides that (i) at no time shall more than 25% of the voting interests of the Company be owned or controlled by persons who are Non U.S. Citizens, (ii) in the event that Non U.S. Citizens own or have voting control over any shares of capital stock of the Company, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Company is in compliance with applicable law relating to the ownership or control of a U.S. air carrier and (iii) the Company’s bylaws shall contain provisions to implement the foregoing, including, without limitation, provisions restricting or prohibiting transfer of shares of the Company’s voting stock to Non U.S. Citizens and provisions restricting or removing voting rights as to shares of the Company’s voting stock owned or controlled by Non U.S. Citizens.

If our stockholders approve the U.S. Air Carrier Amendment and the Authorized Share Amendment, our Board has authorized our officers to file the Certificate of Amendment as set forth in Appendix A with the Delaware Secretary of State, to become effective upon acceptance by the Delaware Secretary of State. Our Board intends to have that filing made if, and as soon as practicable after, these proposals are approved at this Special Meeting. However, even if our stockholders adopt the U.S. Air Carrier Ownership Amendment Proposal and the Authorized Share Proposal, the Board may abandon the Certificate of Amendment without further stockholder action prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State and, if abandoned, the Certificate of Amendment will not become effective. If the Board abandons the Certificate of Amendment, it will publicly disclose that fact and the reason for its determination.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the U.S. Air Carrier Ownership Amendment Proposal.
Vote Required

The U.S. Air Carrier Ownership Amendment Proposal requires the affirmative “FOR” vote of a majority of the voting power of all of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote, voting together as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE U.S. AIR CARRIER OWNERSHIP AMENDMENT PROPOSAL.

PROPOSAL 4:
APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE,
TO PERMIT FURTHER SOLICITATION AND VOTE OF  PROXIES IF THERE ARE INSUFFICIENT
VOTES IN FAVOR OF THE AUTHORIZED SHARE PROPOSAL, THE STELLANTIS SHARE ISSUANCE
PROPOSAL OR THE U.S. AIR CARRIER OWNERSHIP AMENDMENT PROPOSAL

We are seeking stockholder approval to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Authorized Share Proposal, the Stellantis Share Issuance Proposal and/or the U.S. Air Carrier Ownership Amendment Proposal.

Background and Rationale for the Proposal

The Board believes that if at the Special Meeting, the number of votes represented by shares of the Common Stock, present or represented and voting in favor of the Authorized Share Proposal, the Stellantis Share Issuance Proposal and/or the U.S. Air Carrier Ownership Amendment Proposal, is insufficient to approve any of such proposals or establish a quorum, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the the Authorized Share Proposal, the Stellantis Share Issuance Proposal and/or the U.S. Air Carrier Ownership Amendment Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies representing a sufficient number of votes against the Authorized Share Proposal, the Stellantis Share Issuance Proposal and/or the U.S. Air Carrier Ownership Amendment Proposal, we could adjourn or postpone the Special Meeting without a vote on the Authorized Share Proposal, the Stellantis Share Issuance Proposal and/or the U.S. Air Carrier Ownership Amendment Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Authorized Share Proposal, the Stellantis Share Issuance Proposal and/or the U.S. Air Carrier Ownership Amendment Proposal.

Vote Required

The Adjournment Proposal requires the affirmative “FOR” vote of a majority of the voting power of the votes cast by holders of Class A Common Stock and Class B Common Stock, voting together as a single class. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have no effect on the vote on the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

RISK FACTORS

In deciding how and whether to vote, you should carefully consider the below risk factors and refer to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in liquidation.

The market price of shares of Class A Common Stock may fluctuate and holders of our Class A Common Stock may experience immediate dilution.

The issuances of our Class A Common Stock as described in the  Stellantis Share Issuance Proposal will result in an increase in the number of shares of Class A Common Stock outstanding, which means that our existing stockholders will own a smaller ownership interest in the Company, experience substantial dilution and have less ability to influence significant decisions requiring stockholder approval. The exact impact of such dilution is not calculable at this time, as vesting under the Stellantis Manufacturing Performance Warrant Agreement and the issuance of the Potential Additional Stellantis Warrants is contingent on the satisfaction of certain milestones and the number of shares of Class A Common Stock to be issued pursuant to the Stellantis Forward Issuance Agreement is subject to VWAP calculations and depends upon the amount of labor and capital expenditures provided pursuant to our contract manufacturing relationship with Stellantis. In addition, the Authorized Share Proposal will increase our ability to issue additional Class A Common Stock, which may result in stockholders experiencing further dilution in the future. The approval of the Stellantis Share Issuance Proposal and the Authorized Share Proposal may cause volatility in the price of our Class A Common Stock.

The final terms of our proposed contract manufacturing relationship with Stellantis and its affiliates remain uncertain and are subject to the negotiation of definitive documentation.

We entered into the MOU effective November 1, 2024 with FCA containing additional detail regarding the terms of the planned contract manufacturing relationship with Stellantis that we previously announced on August 8, 2024. Although the MOU requires us and FCA to use reasonable best efforts to finalize and execute the contract manufacturing agreement governing the contracting manufacturing relationship by November 30, 2024, there is no assurance that we will execute the contract manufacturing agreement on that timeline or at all.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The below table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 30, 2024, by:
●	each person who is known to be the beneficial owner of more than 5% of our voting shares;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, RSUs and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Applicable percentage ownership is based on 384,009,049 shares of Class A Common Stock and 36,110,992 shares of Class B Common Stock outstanding as of September 30, 2024. Shares of our Class A Common Stock and Class B Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2024 or RSUs that may vest and settle within 60 days of September 30, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California, 95134.

NAME OF BENEFICIAL OWNER	CLASS A		CLASS B		% OF TOTAL VOTING POWER
OTHER 5% OR GREATER STOCKHOLDERS (1)	SHARES	%	SHARES	%
Stellantis N.V. (2)	67,483,188	17.23	-	*	8.96
Ark Investment Management LLC (3)	28,866,814	7.52	-	*	3.87
Marc E. Lore (4)	27,688,646	7.21	-	*	3.72
NAMED EXECUTIVE OFFICER & DIRECTORS
Adam Goldstein (5)	139,526	*	34,217,931	94.76	45.94
Andrew Missan (6)	697,897	*	-	*	*
Thomas Muniz (7)	1,696,179	*	-	*	*
Deborah Diaz (8)	142,397	*	-	*	*
Fred M. Diaz (9)	160,719	*	-	*	*
Oscar Munoz (10)	441,480	*	-	*	*
Barbara Pilarski	-	*	-	*	*
Maria Pinelli (11)	128,041	*	-	*	*
Michael Spellacy (12)	2,742,120	*	-	*	*
All Current Executive Officers & Directors as a Group (12 Persons) (13)	6,728,099	1.74	34,217,931	94.76	46.72

*Indicates ownership of less than one percent.

(1) Unless otherwise noted, the business address of each of those listed in the table above is c/o Archer Aviation Inc., 190 W. Tasman Drive, San Jose, CA 95134.

(2) As reported in a statement on Schedule 13D, Amendment Number 8, filed with the SEC on July 3, 2024, by Stellantis N.V. (“Stellantis”), a Netherlands public limited liability company, and certain of its affiliates.  According to the aforementioned statement, Stellantis and certain affiliated entities have sole voting and investment discretion over the number of shares of our Class A Common Stock stated in the table above.  This amount includes:  (i) 1,671,202 shares of Class A Common Stock issuable upon exercise of vested warrants held directly by FCA USA LLC (“FCA US”), a Delaware limited liability company; (ii) 1,077,024 shares of Class A Common Stock issuable upon exercise of vested warrants held directly by Stellantis Europe S.p.A. (“Stellantis Italy”), a company organized under the laws of Italy; and (iii) 5,000,000 shares of Class A Common Stock issuable upon exercise of vested warrants held directly by Stellantis.  The sole member of FCA US is FCA North America Holdings LLC (“FCA NAH”).  The sole member of FCA NAH is FCA Foreign Sales Holdco Ltd. (“FCA FSH”), a private limited company organized under the laws of England and Wales.  SFS UK 1 Limited (“SFS UK”), a private company organized under the laws of England and Wales, is the sole equity owner of FCA FSH.  Stellantis directly owns all of the equity interests of Stellantis Italy and SFS UK.  Accordingly:  (i) FCA NAH, FCA FSH, SFS UK, and Stellantis may be deemed to share beneficial ownership over securities held directly by FCA US; (ii) Stellantis Italy and Stellantis may be deemed to share beneficial ownership over securities held directly by Stellantis Italy; and (iii) Stellantis may be deemed to have beneficial ownership of securities directly held by it.  The business address of:  (i) Stellantis is Taurusavenue 1, 2132LS, Hoofddorp, The Netherlands; (ii) FCA US is 1000 Chrysler Drive, Auburn Hills, MI 48326; (iii) FCA NAH is 1000 Chrysler Drive, Auburn Hills, MI 48326; (iv) FCA FSH is Pinley House, 2 Sunbeam Way, Coventry, West Midlands, United Kingdom CV3 1ND; (v) SFS UK is Pinley House, 2 Sunbeam Way, Coventry, West Midlands, United Kingdom CV3 1ND; and (vi) Stellantis Italy is Corso Giovanni Agnelli 200, 10135 Turin, Italy.

(3) As reported in a statement on Schedule 13G, Amendment Number 4, filed with the SEC on March 11, 2024 by Ark Investment Management LLC (“ARK”).  According to the statement, as of February 29, 2024, ARK, in its capacity as a registered investment adviser, may be deemed to exercise sole voting discretion over 27,439,210 shares of our Class A Common Stock and shared voting discretion over 800,252 shares.   ARK exercises sole investment discretion over 28,866,814 shares of our Class A Common Stock and has shared investment discretion over no shares. ARK’s business address is: 200 Central Avenue, St. Petersburg, FL 33701.

(4) As reported in a statement on Schedule 13G, Amendment Number 3, filed with the SEC on October 15, 2024, which reported Marc E. Lore’s beneficial ownership of our Class A Common Stock as of September 30, 2024.  According to the aforementioned statement, Mr. Lore exercises sole voting and investment discretion over 27,688,646 shares of our Class A Common Stock and is the direct beneficial owner of all of the aforementioned securities. Mr. Lore’s business address is: 443 Greenwich Street, PHA, New York, NY 10013.

(5) The securities set forth in this row consist of: (i) 139,526 shares of our Class A Common Stock held directly by Capri Growth LLC (“Capri”), of which Adam Goldstein is the managing member; (ii) 27,756,278 shares of Class B Common Stock held directly by Capri and (iii) 6,461,653 shares of Class B Common Stock directly held by Mr. Goldstein .

(6) The securities reported in this row consist of: (i) 675,273 shares of our Class A Common Stock directly held by Andrew Missan; and (ii) 22,624 shares of Class A Common Stock underlying RSUs scheduled to vest within 60 days following September 30, 2024.

(7) The securities reported in this row consist of: (i) 1,525,489 shares of our Class A Common Stock directly held by Thomas Muniz, 222,212 of which are subject to a lapsing repurchase right as of September 30, 2024; and (ii) 170,690 shares of Class A Common Stock underlying RSUs scheduled to vest within 60 days following September 30, 2024.

(8) The securities reported in this row consist of: (i) 93,736 shares of our Class A Common Stock directly beneficially owned by Deborah Diaz; and (ii) 48,661 shares of Class A common stock underlying fully vested RSUs for which settlement has been deferred at the election of Ms. Diaz.

(9) The securities reported in this row consist of: (i) 52,711 shares of our Class A Common Stock directly beneficially owned by Fred M. Diaz; and (ii) 108,008 shares of Class A common stock underlying fully vested RSUs for which settlement has been deferred at the election of Mr. Diaz.

(10) The securities reported in this row consist of (i) 387,477 shares of our Class A Common Stock directly beneficially owned by Oscar Munoz; and (ii) 54,003 shares of Class A Common Stock underlying fully vested RSUs for which settlement has been deferred at the election of Mr. Munoz.

(11) The securities reported in this row consist of 128,041 shares of our Class A Common Stock directly beneficially owned by Maria Pinelli.

(12) The securities reported in this row consist of: (i) 254,513 shares of our Class A Common Stock directly held by Michael Spellacy; (ii) 1,440,670 shares of our Class A Common Stock directly held by Achill Holdings LLC (“Achill”), of which Mr. Spellacy is the sole managing member, (iii) 1,046,937 shares of Class A Common Stock underlying warrants directly held by Achill.

(13) This total includes the securities beneficially owned by all of the company’s directors and executive officers, including, without limitation, the securities described in footnotes (5) through (12). It also includes an additional 222,212 shares which are subject to a lapsing repurchase right as of September 30, 2024. Other than as stated in footnotes (5) through (12) above, none of our directors or executive officers is capable of acquiring shares of our capital stock within 60 days of September 30, 2024 through the vesting of RSUs or stock option awards.

STOCKHOLDERS’ PROPOSALS
Our Amended and Restated Bylaws provide that, for stockholder nominations to our Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California 95134, Attn: Secretary.

To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our headquarters not earlier than 2:00 p.m. Pacific Time on Friday, February 21, 2025 and no later than 2:00 p.m. Pacific Time on Sunday, March 23, 2025. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws, including the name and address of the nominee, as well as other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and the related rules and regulations under that section.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2025 annual meeting of stockholders must be received by us not later than December 30, 2024 in order to be considered for inclusion in our proxy materials for that meeting.

OTHER MATTERS
According to our Amended and Restated Bylaws, no business may be transacted at the Special Meeting other than the business specified in the notice of the Special Meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Special Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT, OR BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

APPENDIX A
CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF ARCHER AVIATION INC.

Adopted in accordance with the provisions
of Section 242 of the General Corporation Law
of the State of Delaware

Archer Aviation Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Amended and Restated Certificate of Incorporation setting forth the proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Amendment”) and (ii) declaring the Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders in accordance with Section 242 of the Delaware General Corporation Law (the “DGCL”). The resolutions setting forth the proposed amendment is as follows:

“RESOLVED, the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended and restated to read in its entirety as follows:

The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 1,710,000,000 shares, consisting of (a) 1,700,000,000 shares of common stock (the “Common Stock”), including (i) 1,400,000,000 shares of Class A common stock (the “Class A Common Stock”), and (ii) 300,000,000 shares of Class B common stock (the “Class B Common Stock”), and (b) 10,000,000 shares of preferred stock (the “Preferred Stock”).

“RESOLVED, there shall be a new Article IX of the Amended and Restated Certificate of Incorporation of the Corporation to read in its entirety as follows:

At no time shall more than 25% of the voting interest of the Company be owned or controlled by persons who are not “citizens of the United States” (as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time. (“Non U.S. Citizens”). In the event that Non U.S. Citizens shall own (beneficially or of record) or have voting control over any shares of capital stock of the Company, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Company is in compliance with applicable law and regulations relating to the ownership or control of a U.S. air carrier. The Bylaws shall contain provisions to implement this Article IX, including, without limitation, provisions restricting or prohibiting transfer of shares of Voting Stock to Non U.S. Citizens, provisions restricting or removing voting rights as to shares of Voting Stock owned or controlled by Non U.S. Citizens, and such other measures as may be required to ensure compliance with applicable law and regulations related to the ownership and control of U.S. air carriers. The Company shall take all necessary or desirable actions within its control, including the amendment of the Bylaws, as warranted, to ensure that the Company is in compliance with applicable law and regulations related to the ownership and control of U.S. air carriers.  Any determination as to ownership, control or citizenship made by the Board of Directors shall be conclusive and binding as between the Company and any stockholder for purposes of this Article IX. As used in this Article IX of this Amended and Restated Certificate of Incorporation, “Voting Stock” of the Company means the Common Stock and any shares of Preferred Stock of the Company entitled to vote on matters generally referred to the stockholders for a vote.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Certificate of Amendment.

A-1

THIRD: The Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH: That except as amended hereby, the provisions of the Corporation’s Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, I have signed this Certificate of Amendment on this ________ day of ________, _______.

Archer Aviation Inc.

Adam Goldstein,

Founder, Chief Executive Officer and Director

A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 PM Pacific Time / 11:59 PM Eastern Time on December 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ACHR2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 PM Pacific Time / 11:59 PM Eastern Time on December 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59354-S99610 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARCHER AVIATION INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V59355-S99610

ARCHER AVIATION INC.
Special Meeting of Stockholders
December 20, 2024, 12:00 PM, Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Adam Goldstein and Eric Lentell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Archer Aviation Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 12:00 PM, Pacific Time on Friday, December 20, 2024, by virtual meeting via live webcast at www.virtualshareholdermeeting.com/ACHR2024SM, and any adjournment or postponement thereof. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side